UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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TELA BIO, INC.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY COPY SUBJECT TO COMPLETION DATED APRIL 7, 2025
In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that TELA Bio, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about April 17, 2025.
1 Great Valley Parkway, Suite 24
Malvern, PA 19355
2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 28, 2025
           , 2025
Dear Stockholder:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders of TELA Bio, Inc., or the Annual Meeting, which will be held at 10:00 a.m., Eastern Time, on Wednesday, May 28, 2025. The Annual Meeting will be held in virtual meeting format only. Stockholders will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to TELA Bio, Inc. and our stockholders, and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at: https://agm.issuerdirect.com/tela.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders, or the Notice, and 2025 Annual Meeting Proxy Statement, or the Proxy Statement. Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our General Counsel & Corporate Secretary, Taylor Ocasio, at (484) 320-2930, or our proxy solicitor, Campaign Management, LLC, via telephone at 1 (855) 434-5243 or via email at info@campaign-mgmt.com.
Sincerely,
Doug Evans Chairman of the Board of Directors	Antony Koblish Director, President and Chief Executive Officer
THIS PROXY STATEMENT IS
FIRST BEING MADE AVAILABLE ON OR ABOUT            , 2025.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 28, 2025
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of TELA Bio, Inc., or the Annual Meeting, will be held on Wednesday, May 28, 2025, at 10:00 a.m. Eastern Time. The purpose of the meeting is the following:
1.
To elect the three director nominees that are set forth in the attached 2025 Annual Meeting Proxy Statement, or the Proxy Statement, to serve as Class III directors, whose term will expire in 2028;

2.
To ratify the appointment of KPMG LLP, or KPMG, as our independent registered public accounting firm for the 2025 fiscal year;

3.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.
To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on the compensation of our named executive officers;

5.
To approve an amendment to the Amended and Restated 2019 Equity Incentive Plan, or the 2019 Plan, to, among other things, increase the authorized shares issuable under the 2019 Plan by 3,500,000 shares and eliminate the “evergreen” provision, or the 2019 Plan Amendment;

6.
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law;

7.
To approve an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposals 5 and 6; and

8.
Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2025 Annual Meeting of Stockholders, or the Notice.
MEETING INFORMATION
Date:	May 28, 2025
Time:	10:00 a.m.
Website Address:	The meeting can be accessed by visiting https://agm.issuerdirect.com/tela, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 8, 2025.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Roberto Cuca
Roberto Cuca
Chief Operating Officer and Chief Financial Officer
                 , 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON May 28, 2025. This Proxy Statement and the proxy card are being furnished to our stockholders on or about            , 2025. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available to holders of our common stock at www.edocumentview.com/TELA. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements, please send your request to Corporate Secretary, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or the 2024 Annual Report. This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2024 Annual Report carefully before voting.
2025 Annual Meeting of Stockholders
Time and Date	Record Date	Website Address
10:00 a.m., Eastern Time, on Wednesday, May 28, 2025	April 8, 2025
The meeting can be accessed by visiting https://agm.issuerdirect.com/tela, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
Voting Matters	For More Information	Board of Directors Recommendation
PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring in 2028 Jeffrey Blizard Vince Burgess Federica O’Brien	Page 39	✓ FOR Each Nominee
PROPOSAL 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2025	Page 40	✓ FOR
PROPOSAL 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers	Page 41	✓ FOR
PROPOSAL 4: Approval, on a non-binding advisory basis, of the preferred frequency of future advisory votes on the compensation of our named executive officers	Page 42	✓ FOR One Year

PROPOSAL 5: Approval of an amendment to the Amended and Restated 2019 Equity Incentive Plan to, among other things, increase the authorized shares issuable under the 2019 Plan by 3,500,000 shares and eliminate the “evergreen” provision
	Page 43	✓ FOR
PROPOSAL 6: Approval of an Amendment of our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law	Page 51	✓ FOR
PROPOSAL 7: Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposals 5 and 6	Page 53	✓ FOR
Our Director Nominees
You are being asked to vote on the election of Jeffrey Blizard, Vince Burgess and Federica O’Brien as Class III directors, each to serve for a three-year term expiring at our 2028 Annual Meeting of Stockholders. The number of members of our Board of Directors, or the Board, is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I and II each consist of two directors and Class III consists of three directors.
The term of office of our Class III directors expires at the Annual Meeting. We are nominating Jeffrey Blizard, Vince Burgess and Federica O’Brien for re-election at our Annual Meeting to serve until the 2028 Annual Meeting of Stockholders or until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | i

SUMMARY INFORMATION (continued)
the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Jeffrey Blizard, Vince Burgess and Federica O’Brien. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
Name	Age	Director Since			Committee Memberships
			Occupation	Independent	AC	CC	NCGC
Jeffrey Blizard	56	2024	Global Head of Surgical Therapies, Abiomed	Yes			M
Vince Burgess	60	2014	Retired Executive	Yes		C
Federica O’Brien	67	2019	President of CFO’Brien Consulting, LLC	Yes	C
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
Governance Item
Size of Board (set by the Board)	7
Number of Independent Directors	6
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
RECENT CORPORATE HIGHLIGHTS
•
Recognized revenue of $69.3 million for the full year 2024, representing an increase of 19% over 2023.

•
Drove expanded adoption of Company products in hernia procedures with the launch of OviTex IHR Reinforced Tissue Matrix, specifically engineered for laparoscopic and robotic-assisted inguinal hernia repair, selling over 1,200 units in 2024 from its launch in mid-April 2024.

•
Implemented cost reduction efforts with a meaningful sequential step down in OpEx from the third to the fourth quarter, with the goal to offset additional investments into our commercial organization and keep 2025 OpEx remaining at the same level as in 2024.

•
Announced appointment of new Board member, Jeffrey Blizard.

•
Closed an underwritten offering of 14,670,000 shares of our common stock, including full exercise of the underwriters’ overallotment option, resulting in net proceeds of approximately $42.9 million after deducting underwriting discounts, commissions and other offering expenses.

ii | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | iii

TABLE OF CONTENTS (continued)
PROPOSAL 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	41
PROPOSAL 4: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	42
PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE AUTHORIZED SHARES ISSUABLE UNDER THE 2019 PLAN BY 3,500,000 SHARES AND ELIMINATE THE “EVERGREEN” PROVISION	43
PROPOSAL 6: APPROVAL OF AN AMENDMENT OF OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS AS PERMITTED BY DELAWARE LAW	51
PROPOSAL 7: APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSALS 5 AND 6	53
OTHER INFORMATION	54
OTHER MATTERS	54
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	54
STOCKHOLDER COMMUNICATIONS TO THE BOARD	54
AVAILABILITY OF MATERIALS	55
PROXY STATEMENT
This Proxy Statement is being furnished to stockholders of TELA in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, May 28, 2025, at 10:00 a.m., Eastern Time, via the Internet at https://agm.issuerdirect.com/tela.
This Proxy Statement is first being furnished to our stockholders on or about            , 2025. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

iv | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about           , 2025. This Proxy Statement and our 2024 Annual Report are available to holders of our common stock at www.edocumentview.com/TELA. If you would like to receive, without charge, a paper copy of our 2024 Annual Report, including the financial statements, please send your request to Corporate Secretary, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 8, 2025, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envision reports.com/TELA	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-VOTE (8683).	You can vote at the meeting at https://agm.issuer direct.com/tela
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 27, 2025.

•
Sign a new proxy card and submit it by mail, which must be received no later than May 27, 2025. Only your latest dated proxy card will be counted.

•
Give our Corporate Secretary written notice before or during the meeting that you want to revoke your proxy.

•
Virtually attend the Annual Meeting at https://agm.issuerdirect.com/tela. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Deadline for Voting.   The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on May 27, 2025. If you are a registered stockholder and virtually attend the
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)
Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:
Voting Matters	Votes Required	Treatment of Votes Withheld, Abstentions and Broker Non-Votes	Broker Discretionary Voting
PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring in 2028 Jeffrey Blizard Vince Burgess Federica O’Brien	Plurality of the votes cast	Votes withheld and broker non-votes will not be taken into account in determining the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2025	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes
PROPOSAL 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
PROPOSAL 4: Approval, on a non-binding advisory basis, of the preferred frequency of future advisory votes on the compensation of our named executive officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
PROPOSAL 5: Approval of an amendment to the Amended and Restated 2019 Equity Incentive Plan to, among other things, increase the authorized shares issuable under the 2019 Plan by 3,500,000 shares and eliminate the “evergreen” provision	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

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GENERAL INFORMATION ABOUT THE MEETING (continued)
Voting Matters	Votes Required	Treatment of Votes Withheld, Abstentions and Broker Non-Votes	Broker Discretionary Voting
PROPOSAL 6: Approval of an Amendment of our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law	Majority of the outstanding shares of common stock entitled to vote	Abstentions and broker non-votes will have the effect of a vote against the proposal	No
PROPOSAL 7: Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposals 5 and 6	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the chairman of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Campaign Management, LLC to assist with the solicitation of proxies for an estimated fee of $13,000, plus reasonable expenses.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 3

BOARD OF DIRECTORS
Our Board has nominated Jeffrey Blizard, Vince Burgess and Federica O’Brien for re-election as Class III directors at our Annual Meeting to hold office until our 2028 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Jeffrey Blizard, Vince Burgess and Federica O’Brien, current Class III directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2028 Annual Meeting of Stockholders or until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee may recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Third Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
4 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD OF DIRECTORS (continued)
General Criteria

✓
Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

✓ Experience at senior levels in public companies,
✓ Technology and financial expertise,
✓ Experience in leadership roles in commercial-stage companies in the med tech or healthcare fields.
✓ Personal integrity and ethical character, commitment and independence of thought and judgment;
✓ Capability to fairly and equally act in the best interest of our stockholders;

✓
Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company and our stockholders;

✓ Ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds represented on the Board;
✓ Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and
✓ Lack of actual and potential conflicts of interest.
The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
SELECTION OF CANDIDATES
Director Skill Set Considerations; Use of Skills Matrix
To assist with determining the needs of the Board, the Nominating and Corporate Governance Committee developed and utilizes a skills matrix for the purpose of recruiting and selecting Board candidates. The expertise and experience included in the skills matrix are tied to our strategic goals, and the intent of the skills matrix is to ensure that the directors collectively possess qualities that facilitate effective oversight of our strategic plans. The skills matrix is also reviewed from time to time by the Nominating and Corporate Governance Committee to ensure it contains the skills necessary for proper oversight of the Company in both the near and long term. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of directors; a director with more focused experience could nonetheless contribute broadly and effectively. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent.
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 5

BOARD OF DIRECTORS (continued)
The Board is committed to building a Board that consists of the optimal mix of skills, expertise, knowledge, backgrounds and personal qualities so that the Board is capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.
BOARD OVERSIGHT OF COMPANY CULTURE AND PROPER GOVERNANCE HIGHLIGHTS
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that the Company’s culture and its strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics, or the Code of Conduct, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of the Company’s business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of matters that impact our business and related risks. Though our current set of initiatives are broad, we continue to focus on our people, culture and strong corporate governance.
The following is a summary of our current policies and practices related to promoting company culture and proper governance:
•
Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer, or CEO, and Chairperson of the Board are separated, which reinforces the independence of the Board from management and creates an environment that encourages objective oversight of management’s performance, which we believe enhances the effectiveness of our Board as a whole.

•
Independent Committees: Each of our committees consist entirely of independent directors.

•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

•
Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.telabio.com.

•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

6 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD OF DIRECTORS (continued)
DIRECTOR NOMINEES
CLASS III DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2028
Jeffrey Blizard

Age: 56 Director Since: 2024	Committee Memberships: Nominating and Corporate Governance	Other Public Directorships: SANUWAVE Health, Inc.

Jeffrey Blizard has been a member of our Board since June 2024. Mr. Blizard has served as the Global Head of Surgical Sales at Abiomed since 2017. Prior to his current role, Mr. Blizard was General Manager of Sales — CT Surgery, Heart Failure, ECMO, and National Director of Sales — CT Surgery/Heart Failure at Abiomed, where he led sales of Impella in the surgical market bringing it from $16 million to $300 million in seven years. Before joining Abiomed, Mr. Blizard held senior sales leadership roles at renowned medical device companies such as Medtronic, HeartWare, Intuitive Surgical, and Boston Scientific. Mr. Blizard currently serves on the Board of Directors of SANUWAVE Health, Inc., a medical technology company developing noninvasive, high-energy, and acoustic shock waves for regenerative medicine and other applications. He holds a B.A. degree in English Literature from Saint Michael’s College.

Skills & Qualifications: Mr. Blizard’s medical device industry and experience as an executive with expertise in sales provide him with the qualifications and skills to serve on our Board.
Vince Burgess

Age: 60 Director Since: 2014	Committee Memberships: Compensation (Chair)	Other Public Directorships: None

Vince Burgess has been a member of our Board since June 2014. From October 2017 until his retirement in May 2022, Mr. Burgess served as President, Chief Executive Officer and member of the board of directors of Acutus Medical, Inc., a medical device company, and previously served as a Venture Partner with OrbiMed Advisors, LLC, a healthcare investment firm, from September 2011 until May 2020. Previously, Mr. Burgess was a member of the initial executive team at Volcano Corporation, where he served as President of Advanced Imaging Systems. He also led marketing and business development at Volcano from 2002 to 2010. He previously served as a member of the board of directors of Bolt Medical until its acquisition by Boston Scientific. He has previously served on the boards of NeuroPace, Inc., Sonendo Inc., Ornim Medical, Keystone Heart, Inc., Vessix Vasular, Cryterion Medical and CardiAQ, Inc. He earned his Bachelor of Science degree in Business Administration from the University of Southern California and his Masters of Business Administration from the University of California, Los Angeles.

Skills & Qualifications: Mr. Burgess’ expertise in marketing and business development, as well as his operational and board experience in the surgical tool field provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 7

BOARD OF DIRECTORS (continued)
Federica O’Brien

Age: 67 Director Since: 2019	Committee Memberships: Audit (Chair)	Other Public Directorships: MacroGenics, Inc.

Federica O’Brien has been a member of our Board since November 2019. Ms. O’Brien has been the President of CFO’Brien Consulting, LLC since January of 2018 providing strategic, operational and financial consulting, and flexible time Chief Financial Officer services primarily for biotech companies. Previously she served as Chief Financial Officer of Complexa Inc., a biopharmaceutical company, from May 2015 to December 2017 and as Chief Financial Officer of Cerecor Inc., a biopharmaceutical company, from April 2013 to May 2015. Prior to that, Ms. O’Brien served as the Chief Financial Officer and Chief Operating Officer of Cervilenz Inc., a privately held medical device company, from June 2011 through April 2013. She has also held senior financial management positions at Cardiokine Inc., a privately held biotechnology company, Barrier Therapeutics, Inc., during and subsequent to the biotechnology company’s initial public offering, and at Infonautics, Inc., then a publicly held technology company. Ms. O’Brien currently serves on the board of directors and chairs the audit committee for MacroGenics, Inc., a biopharmaceutical company. She began her career at public accounting firms including most recently as an Audit Manager for Coopers & Lybrand. Ms. O’Brien received her B.A. in Accounting from Rutgers University and is a Certified Public Accountant — Inactive in the State of New Jersey.

Skills & Qualifications: Ms. O’Brien’s financial, accounting management and audit expertise provide her with the qualifications and skills to serve on our Board.
CONTINUING DIRECTORS
CLASS II DIRECTORS — TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS
Kurt Azarbarzin

Age: 62 Director Since: 2018	Committee Memberships: Compensation; Nominating and Corporate Governance	Other Public Directorships: None

Kurt Azarbarzin has been a member of our Board since November 2018. Mr. Azarbarzin previously served as the Chief Executive Officer and a member of the board of Endoquest Robotics, a medical device company that designs and develops flexible microsurgical robotic devices, from November 2020 until June 2024. Mr. Azarbarzin served as Chief Executive Officer and a member of the board of directors of Verb Surgical Inc., a robotic surgery company, from July 2019 to November 2020. Mr. Azarbarzin previously served as Chief Technology Officer for CONMED Corporation, a global, publicly-traded medical device company dedicated to helping customers improve patient outcomes, from 2016 to July 2019. Mr. Azarbarzin is the former Founder of SurgiQuest, Inc., a medical device company focused on advancing minimally invasive surgery, and served as its Chief Executive Officer from 2005 until June 2016. Mr. Azarbarzin is a member of the executive board at Center for Biomedical Innovation and Technology at Yale University. Mr. Azarbarzin previously held leadership roles in Research and Development at U.S. Surgical & Tyco Healthcare. He earned a Bachelor of Science from the University of Bridgeport and completed advanced graduate studies in mechanical design at Bridgeport Engineering Institute and manufacturing engineering at Bradley University.

Skills & Qualifications: Mr. Azarbarzin’s expertise in the medical device industry and experience as an executive officer in the medical device field provide him with the qualifications and skills to serve on our Board.

8 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD OF DIRECTORS (continued)
Antony Koblish

Age: 59 Director Since: 2012	Committee Memberships: None	Other Public Directorships: None

Antony Koblish is one of our co-founders and has served as our President and Chief Executive Officer and as a member of the Board since our founding in April 2012. Previously, Mr. Koblish was President and Chief Executive Officer of Orthovita, Inc., a publicly traded orthobiologics and biosurgery medical device company. Mr. Koblish co-founded and currently serves as Chairman of the Board of Onkos Surgical, Inc., a surgical oncology company, and is an operating partner with 1315 Capital, a private investment firm that provides expansion and growth capital to commercial-stage specialty pharmaceutical, medical technology, and health care services companies. Mr. Koblish also serves on the Board of Cerapedics Inc., a private ortho-biologics company, and is a board observer of Spineology, Inc., a private spine company and portfolio company of 1315 Capital. As a Board member of Cerapedics, observer of Spineology, and Chairman of the Board of Onkos Surgical, Mr. Koblish attends one board meeting per quarter, respectively, and as an operating partner for 1315 Capital Mr. Koblish attends one to two meetings per quarter. The remainder of Mr. Koblish’s time is dedicated to serving as our Chief Executive Officer. Mr. Koblish earned a Master of Science in Engineering degree in Mechanical Engineering and Applied Mechanics from the University of Pennsylvania, and holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.

Skills & Qualifications: Mr. Koblish’s knowledge of our business, as well as his extensive leadership experience and successful record of commercial operation and product pipeline development provide him with the qualifications and skills to serve on our Board.

CLASS I DIRECTORS — TERMS EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Lisa Colleran

Age: 67 Director Since: 2020	Committee Memberships: Audit; Nominating and Corporate Governance (Chair)	Other Public Directorships: None

Lisa Colleran has been a member of our Board since April 2020. Ms. Colleran has been the principal of LNC Advisors, LLC, a strategic consulting firm that specializes in assisting biotech, pharmaceutical and medical device companies since February 2014, and has been the Chief Executive Officer of IC Surgical, a medical technology company, since 2015. Prior to founding LNC Advisors, Ms. Colleran served as chief executive officer of LifeCell Corporation and a board member for Centaur Guerney L.P. (a holding company of LifeCell Corporation) from January 2012 to April 2013. Ms. Colleran also served as the global president of LifeCell Corporation from May 2008 to January 2012. Prior to assuming the role of global president, Ms. Colleran served as LifeCell’s vice president of marketing and business development from December 2002 until July 2004 and as senior vice president of commercial operations from July 2004 until May 2008. Prior to joining LifeCell, Ms. Colleran served as vice president and general manager of Renal Pharmaceuticals for Baxter Healthcare Corporation from 2000 to 2002 and served in various other sales and marketing positions at Baxter, from 1983 to 2000. Ms. Colleran previously served on the board of directors for Establishment Labs Holdings Inc., an innovative breast implant company from 2015 until 2023. Ms. Colleran holds an M.B.A. from Loyola University of Chicago and a B.S.N. degree from Molloy College.

Skills & Qualifications: Ms. Colleran’s public company experience, broad healthcare management, market development and commercialization experience and her knowledge of healthcare policy and regulation, patient care delivery, clinical research and medical technology assessment provide her with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 9

BOARD OF DIRECTORS (continued)
Doug Evans

Age: 60 Director Since: 2020	Committee Memberships: Audit; Compensation	Other Public Directorships: None

Doug Evans has been a member of our Board since April 2020. Mr. Evans has served as the President and Chief Executive Officer of Lungpacer Medical Inc., a medical device company, since January 2014. Prior to joining Lungpacer, Mr. Evans served as the Chief Operating Officer and a member of the board of directors of Kensey Nash Corporation, a medical device company, from March 1995 to May 2012. Mr. Evans currently serves on the board of directors of WhiteSwell Medical and Lungpacer Medical, Inc., both medical device companies. Mr. Evans previously served on the board of Intact Vascular, Inc., a privately held medical device company. Mr. Evans holds a Master of Science degree in Electrical Engineering and Photonics from the University of Pennsylvania, a M.B.A. from Pennsylvania State University Great Valley School of Graduate Professional Studies and a Bachelor of Science in Engineering Sciences from the Pennsylvania State University.

Skills & Qualifications: Mr. Evans’ extensive executive leadership experience, deep knowledge of the medical device field and his experience with the commercialization of medical products provide him with the qualifications and skills to serve on our Board.

10 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Fourth Amended and Restated Certificate of Incorporation, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at www.telabio.com under “Investors — Corporate Governance — Governance Documents.”
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Mr. Koblish, each of our current directors and each former director who served as a member of the Board during the last fiscal year are “independent directors,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE
The Board does not have a formal policy with respect to the separation of the offices of CEO and Chairman of the Board. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of Chairman of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Currently, our leadership structure separates the offices of CEO and Chairman of the Board, with Mr. Koblish serving as our CEO and Mr. Evans serving as Chairman of the Board. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. The Nominating and Corporate Governance Committee periodically evaluates our Board leadership structure and whether its leadership structure is appropriate to effectively address the specific needs of our business and the long-term interests of our stockholders.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the Securities and Exchange Commission, or SEC, and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
RISK MANAGEMENT
One of the key functions of our Board is to oversee our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 11

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. For example:
•
The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, treasury risk, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.

•
The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

EVALUATING BOARD EFFECTIVENESS
The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the Chairperson of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board.
CODE OF CONDUCT
We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, are disclosed on our website at www.telabio.com.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other

12 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval.
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
Director	Independence	Board	AC	CC	NCGC
Kurt Azarbarzin	Yes	M		M	M
Vince Burgess	Yes	M		C
Lisa Colleran	Yes	M	M		C
Doug Evans	Yes	C	M	M
Antony Koblish	No	M
Jeffrey Blizard	Yes	M			M
Federica O’Brien	Yes	M	C
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
During 2024, our Board held thirteen meetings, our Compensation Committee held seven meetings, our Audit Committee held five meetings and our Nominating and Corporate Governance Committee held six meetings. Each director attended at least 75% of the meetings of the Board and the committees on which they served.
Directors are encouraged to attend our annual stockholder meetings. Each of our directors then serving on our Board attended the 2024 Annual Meeting of Stockholders.
Audit Committee
The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.
Among other things, the Audit Committee’s responsibilities include:
•
selecting a firm to serve as the independent registered accounting firm to audit our consolidated financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 13

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
•
considering the adequacy of our internal controls and internal audit function;

•
reviewing our disclosure controls and procedures and management’s conclusions about the efficacy of such disclosure controls and procedures;

•
discussing material cybersecurity incidents or threats;

•
reviewing material related party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of our Audit Committee are Ms. O’Brien (Chair), Mr. Evans and Ms. Colleran. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each of Ms. Colleran and Ms. O’Brien qualify as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:
•
reviewing and, as needed, updating the skills matrix;

•
identifying and recommending candidates for membership on our Board;

•
reviewing, overseeing the implementation of and monitoring compliance with our corporate governance guidelines and policies and recommending necessary or appropriate changes to our corporate governance guidelines and policies;

•
reviewing proposed waivers of the Code of Conduct for directors and executive officers;

•
overseeing the process of evaluating the performance of our Board; and

•
assisting our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”
The members of our Nominating and Corporate Governance Committee are Ms. Colleran (Chair), Mr. Azarbarzin and Mr. Blizard. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.
Compensation Committee
The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) and directors are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

14 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
•
reviewing and recommending to our Board the compensation of our directors;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;

•
reviewing our overall compensation philosophy; and

•
reviewing our key human capital management strategies.

Our Compensation Committee has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. It then determines and approves the compensation of each executive officer, other than the CEO, and determines and makes recommendations regarding the CEO’s compensation level to the Board for approval.
Aon’s Human Capital Solutions practice (a Division of Aon plc), or Aon, a subsidiary of Aon Hewitt Limited, serves as our executive compensation consultant. Aon reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Aon does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.
The members of our Compensation Committee are Mr. Burgess (Chair), Mr. Evans and Mr. Azarbarzin. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2024 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 15

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website at www.telabio.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.
How to Communicate with our Directors	By mail: Corporate Secretary, TELA Bio, Inc. 1 Great Valley Parkway, Suite 24 Malvern, PA 19355

16 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
The table below depicts the compensation elements of our Amended and Restated Non-Employee Director Compensation Policy during 2024:
Compensation Elements — Non-Employee Director Compensation Policy
Cash Retainers
Annual Cash Retainer	$45,000
Annual Committee Chair Retainer
Audit	$20,000
Compensation	$15,000
Nominating and Corporate Governance	$10,000
Annual Committee Member Retainer
Audit	$10,000
Compensation	$7,500
Nominating and Corporate Governance	$5,000
Annual Non-Executive Chairman of the Board Cash Retainer	$35,000
Equity Awards
Initial Equity Award
The Initial Equity Award consists of: (1) an option to purchase 9,300 shares of common stock vesting in 36 equal monthly installments on the monthly anniversary of the date of grant; and (2) a restricted stock unit award with respect to 6,375 shares of common stock vesting in three equal annual installments on the first three anniversaries of the grantee’s initial appointment or election to the Board, in each case subject to the continued service of the grantee through the applicable vesting dates. Starting on January 1, 2025, the Compensation Committee has determined to increase the Initial Equity Award to consist of: (1) an option to purchase 17,550 shares of common stock and (2) a restricted stock unit award with respect to 11,925 shares of common stock.

The Initial Equity Award vests in full upon the occurrence of a change in control, subject to the continued service of the grantee through the applicable vesting dates. In addition, the Compensation Committee retains the discretion to accelerate the vesting of Initial Equity Awards upon a grantee’s death.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 17

DIRECTOR COMPENSATION (continued)
Annual Equity Award
The Annual Equity Award consists of: (1) an option to purchase 6,200 shares of common stock; and (2) a restricted stock unit award with respect to 4,250 shares of common stock. Starting on January 1, 2025, the Compensation Committee has determined to increase the Annual Equity Award to consist of: (1) an option to purchase 11,700 shares of common stock; and (2) a restricted stock unit award with respect to 7,950 shares of common stock.

The Annual Equity Award will vest on the earlier of: (1) the first anniversary of the date of grant; (2) the date of the subsequent annual meeting of stockholders following the date of grant; or (3) the occurrence of a change in control, in each case subject to the continued service of the grantee through the applicable vesting dates. In addition, the Compensation Committee retains the discretion to accelerate the vesting of Initial Equity Awards upon a grantee’s death.

The above-described cash retainers are paid quarterly in arrears and the Board may, in its discretion, permit a non-employee director to elect to receive any portion of his or her cash retainers in the form of fully-vested shares of our common stock in lieu of cash. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Mr. Koblish, receives no separate compensation for his service in such capacity.
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2024 regarding the compensation of our non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)(3)	Total ($)
Kurt Azarbarzin	57,569	24,268	23,415	105,252
Vince Burgess	60,000	24,268	23,415	107,683
Lisa Colleran	65,000	24,268	23,415	112,683
Doug Evans	101,014	24,268	23,415	148,697
Jeffrey Blizard(4)	16,250	36,401	35,744	88,395
Federica O’Brien	65,000	24,268	23,415	112,683

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock unit granted in 2024 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 9 of the Notes to the Consolidated Financial Statements included in our 2024 Annual Report.

(2)
The number of unvested restricted stock units and vested and unvested stock options held by each non-employee director at fiscal year-end 2024 is shown below:

18 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

DIRECTOR COMPENSATION (continued)
Name	Number of Vested Options	Number of Unvested Options	Number of Unvested Restricted Stock Units
Kurt Azarbarzin	57,148	6,200	4,250
Vince Burgess	49,744	6,200	4,250
Lisa Colleran	38,351	6,200	4,250
Doug Evans	38,351	6,200	4,250
Jeffrey Blizard(4)	1,550	7,750	6,375
Federica O’Brien	38,351	6,200	4,250

(3)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2024 determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 9 of the Notes to the Consolidated Financial Statements included in our 2024 Annual Report.

(4)
Mr. Blizard joined our Board on June 4, 2024. His annual cash compensation earned for services rendered as a member of our Board and the committees thereof during the fiscal year-ended December 31, 2024 was prorated accordingly. Upon joining the Board, Mr. Blizard received an initial equity award, under the 2019 Plan, consisting of (i) an option to purchase 9,300 shares of the Company’s common stock and (ii) a restricted stock unit award with respect to 6,375 shares of the Company’s common stock.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 19

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with KPMG and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by KPMG in 2024 and 2023.
Service	2024	2023
Audit Fees	$828,594	$798,143
Audit-Related Fees	—	—
Tax Fees	$103,000	$115,370
All Other Fees	—	—
Total	$931,594	$913,513
“Audit fees” represents the aggregate fees for professional services and out-of-pocket expenses rendered for the audit of our financial statements on Form 10-K and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-8 and Form S-3 and related comfort letter procedures.
“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.
20 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.
Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year 2024, KPMG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the 2024 Annual Report with management and KPMG. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence. Finally, the Audit Committee discussed with KPMG, with and without management present, the scope and results of KPMG’s audit of such financial statements.
The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the 2024 Annual Report.
Audit Committee
Federica O’Brien (Chair)
Lisa Colleran
Doug Evans
The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 21

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
Name	Position	Age
Antony Koblish	President, Chief Executive Officer	59
Roberto Cuca	Chief Operating Officer and Chief Financial Officer	57
Paul Talmo	Chief Technology Officer	58
Greg Firestone	Chief Commercial Officer	66
Antony Koblish — For biographical information for Antony Koblish, see “Board of Directors — Continuing Directors.”
Roberto Cuca has served as our Chief Operating Officer and Chief Financial Officer since September 2021. Previously, Mr. Cuca served as Senior Advisor of OraSure Technologies, Inc., or OraSure, a point-of-care testing and sample collection technologies company, from May 2018 to June 2018 and as the Chief Financial Officer from June 2018 to September 2021. Before joining OraSure, Mr. Cuca served as Senior Vice President and Chief Financial Officer of Trevena, Inc., a clinical stage biopharmaceutical company, from September 2013 to May 2018, where he led the finance and investor relations functions and worked with senior management to establish and execute overall corporate strategy. Prior to his tenure with Trevena, Mr. Cuca held various leadership positions in the finance organization of Endo Health Solutions Inc., a pharmaceutical company, including Treasurer and Senior Vice President, Finance, where he was responsible for capital raises and cash management, mergers, acquisitions and licensing transactions, tax planning and compliance, and risk management. Before he joined Endo Health Solutions, Mr. Cuca served as the Director, Corporate and Business Development at moksha8 Pharmaceuticals, Inc., an emerging markets-focused pharmaceutical company, and as an equity analyst covering U.S. pharmaceutical companies at J.P. Morgan Chase & Co. Mr. Cuca holds an A.B. in Philosophy from Princeton University, an M.B.A from The Wharton School of the University of Pennsylvania, and a J.D. from Cornell Law School. Mr. Cuca is also a CFA Charterholder.
Paul Talmo has served as our Chief Technology Officer since August 2023. Prior to this, Mr. Talmo served in roles of increasing responsibility at the Company since 2017, including serving as our Chief Strategic Officer. Mr. Talmo has over 25 years of experience commercializing technologies within the medical device and service industries, including medical devices, implantable materials, as well as imaging and diagnostic technologies services. Prior to joining TELA, Mr. Talmo also spent 16 years at LifeCell Corporation, a regenerative medicine company which was acquired by Allergan plc in February 2017, and was an impetus behind the transformation of a burn focused company into a soft tissue reconstruction company. Mr. Talmo was responsible for first introducing biologic materials to the urogynecology market, for urinary incontinence and pelvic floor reconstruction, as well as the general surgery market, for hernia repair. Mr. Talmo also worked closely with surgeons to develop the various techniques and protocols for implant-based reconstruction with the first biologic material used in breast reconstruction, eventually commercializing the material and new techniques in the early 2000s. Mr. Talmo holds a Bachelor of Arts in Business Administration, Marketing, Management and Operations from University of New Hampshire.
Greg Firestone has served as our Chief Commercial Officer since May 2024. Previously, Mr. Firestone served as our Chief Business Officer from August 2023 to May 2024, and as our VP, Strategic Customer Relations from October 2017 to August 2023. Mr. Firestone possesses over 35 years of experience in the acute and non-acute healthcare sectors, where he has spent much of his tenure in strategy and partnership development, stakeholder collaboration and strategic consulting initiatives, working closely with integrated delivery networks, or IDNs, health systems, group purchasing organizations, or GPOs, and suppliers. Prior to joining the Company, Mr. Firestone established or co-founded various IDN and supply chain networking and education forums, co-founded two companies, Dermal Life, LLC and Mossberg Scientific, and held leadership positions with Mercy/ROi, a provider owned supply chain and GPO company and MedSpeed, a supply chain logistics and transportation company. Mr. Firestone attended the University of Toledo and the University of Michigan, where he studied Psychology and Business Administration.
22 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers. In 2024, our named executive officers were Antony Koblish, our President and Chief Executive Officer, Roberto Cuca, our Chief Operating Officer and Chief Financial Officer, and Paul Talmo, our Chief Technology Officer.
2024 SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our 2024 named executive officers during the fiscal years ended December 31, 2024 and December 31, 2023:
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Antony Koblish President and Chief Executive Officer	2024	617,800	547,925	547,401	389,215	3,000	2,105,341
	2023	595,383	642,600	692,247	433,141	3,000	2,366,371
Roberto Cuca Chief Operating Officer and Chief Financial Officer	2024	468,579	206,444	206,484	196,800	3,000	1,081,307
	2023	452,375	185,850	199,534	219,402	3,000	1,060,161
Paul Talmo Chief Technology Officer(5)	2024	406,729	118,069	117,991	170,825	3,000	816,614
	2023	392,667	176,400	190,170	200,000	3,000	962,237

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock unit granted in 2024 determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 9 of the Notes to the Consolidated Financial Statements included in our 2024 Annual Report. Not included in the above table is the grant date fair value of certain performance-based stock units (or “PSUs”) that were deemed not probable for FASB ASC 718 purposes as of the grant date. For these awards, we determined that as of the date of grant the achievement of the performance conditions was not probable, as defined under applicable accounting guidance, and, accordingly, the grant date fair value of such awards is $0. For these awards, we determined that as of the date of grant the achievement of the performance conditions was not probable, as defined under applicable accounting guidance, and, accordingly, the grant date fair value of such awards is $0. The maximum payout level (assuming the highest level of performance achievement) for such PSUs granted to Mr. Koblish, Mr. Cuca, and Mr. Talmo in Fiscal Year 2023 was $1,494,766, $431,578 and $410,485, respectively.

(2)
Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option, determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 9 of the Notes to the Consolidated Financial Statements included in our 2024 Annual Report.

(3)
Amounts for Mr. Koblish, Mr. Cuca and Mr. Talmo in 2024 represent annual incentives earned with respect to 2024 performance and were paid in March 2025 under our annual incentive program.

(4)
Amounts represent the Company’s matching contributions under the 401(k) plan.

(5)
Previously, Mr. Talmo served as our Chief Strategic Officer from April 2020 to August 2023.

Elements of Compensation
The compensation of our named executive officers generally consists of base salary, annual incentive opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.
Base Salary
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. As of January 1, 2024, the annual base salary rates for Mr. Koblish, Mr. Cuca and Mr. Talmo were $600,300, $455,300 and $395,200, respectively. Effective March 1, 2024, our Compensation Committee approved increases to the annual base salary rates for Mr. Cuca and Mr. Talmo to $471,235 and $409,035, respectively, and our Board approved an increase to the annual base salary rate for Mr. Koblish to $621,300, in each case, reflecting ordinary salary increases of approximately 3.5%.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 23

EXECUTIVE COMPENSATION (continued)
Annual Incentive Opportunities
Each of our named executive officers’ performance-based annual incentive opportunity is expressed as a percentage of base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. The amount of each executive’s target annual incentive opportunity is established in his employment agreement, which is subject to periodic adjustment.
The 2024 annual bonus for Mr. Koblish, Mr. Cuca and Mr. Talmo were targeted at 75%, 50% and 50%, respectively, of their respective base salaries earned during 2024. For 2024, all named executive officers were eligible to earn their annual bonuses pursuant to the achievement of corporate and/or individual performance goals established by the Compensation Committee. These goals primarily included achievement of revenue and sales targets, controlling costs, establishment of manufacturing capabilities, enhancement of Company education programs, and external communication relating to Company capital and liquidity requirements. Following a review of the Company’s performance and the individual performance of each of our named executive officers, the Compensation Committee determined that each of Mr. Koblish, Mr. Cuca, and Mr. Talmo were entitled to 84% of the target bonus earned for 2024. Based on review of the Company’s and our named executive officers’ performance, our Compensation Committee approved, and, in the case of Mr. Koblish, our Compensation Committee recommended and our Board approved 2024 annual cash bonuses to each of Mr. Koblish, Mr. Cuca and Mr. Talmo in an amount equal to $389,215, $196,800 and $170,825.
Long Term Equity Incentives
Our equity-based incentive awards are designed to align the interests of our stockholders with those of our named executive officers. Our Board or Compensation Committee, as applicable, approves equity grants to named executive officers. For more detail on our outstanding equity awards, including applicable vesting terms, please see the “Outstanding Equity Awards at 2024 Fiscal Year-End” table.
Stock option awards to our named executive officers generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the named executive officer’s continuous service through the relevant vesting dates. Restricted stock unit awards to our named executive officers generally vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the named executive officer’s continued service through the applicable vesting dates.
Other Benefits
We currently provide broad-based welfare benefits that are available to all of our employees, including our named executive officers, including health, dental, life, vision and disability insurance.
In addition, we maintain, and the named executive officers participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantage basis and under which we are permitted to make discretionary employer contributions. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, or the Code. We make a 401(k) employer plan matching contribution of 50% of an employee’s elective deferral up to 6% of the employee’s compensation with a cap of $3,000 per year.
In addition, our eligible employees (including our named executive officers), may participate in our 2019 Employee Stock Purchase Plan, as amended, or the 2019 ESPP. The 2019 ESPP provides eligible employees with the opportunity to acquire our common stock through periodic payroll deductions, at a 15% discount to the market price. The 2019 ESPP is structured as a qualified employee stock purchase plan under Section 423 of the Code.
We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.
EQUITY GRANT TIMING
Grants to the executive officers are generally made at the Compensation Committee meeting each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance,

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EXECUTIVE COMPENSATION (continued)
which enables the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. However, the Compensation Committee may make grants at any time during the year it deems appropriate.
During 2024, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity awards, and we do not time the disclosure of such material nonpublic information for purposes of affecting the exercise price of such awards or the value of executive compensation. During 2024, we did not grant stock options to our NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our Insider Trading Policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy, which is filed as Exhibit 19.1 to our Annual Report on Form 10-K.
PLEDGING AND HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.
CLAWBACK POLICY
We adopted a policy for recoupment of incentive compensation, or the Clawback Policy, in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, or the final clawback rules, which covers our current and former executive officers, including all of our NEOs. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 25

EXECUTIVE COMPENSATION (continued)
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2024:
	Option Awards(1)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Antony Koblish	7/23/2015	108,545	—	—	5.93	7/23/2025	—	—	—	—
	2/28/2018	40,696	—	—	5.93	2/28/2028	—	—	—	—
	11/7/2019	261,239	—	—	13.00	11/7/2029	—	—	—	—
	2/24/2021	60,950	2,650	—	16.99	2/24/2031	8,725	26,350	—	—
	3/31/2021	—	—	—	—	—	1,359	4,104	—	—
	2/24/2022	56,312	23,188	—	11.98	2/24/2032	23,250	70,215	—	—
	2/23/2023	44,045	52,055	—	10.50	2/23/2033	45,900	138,618	—	—
	3/2/2023	—	—	—	—	—	—	—	85,772	259,031
	2/23/2024	—	113,200	—	7.07	2/23/2034	77,500	234,050	—	—
Roberto Cuca	9/27/2021	117,000	27,000	—	13.31	9/27/2031	—	—	—	—
	2/23/2022	18,841	7,759	—	11.75	2/23/2032	7,750	23,405	—	—
	2/23/2023	12,695	15,005	—	10.50	2/23/2033	13,275	40,091	—	—
	3/2/2023	—	—	—	—	—	—	—	24,764	74.787
	2/23/2024	—	42,700	—	7.07	2/23/2034	29,200	88,184	—	—
Paul Talmo	2/24/2017	24,300	—	—	5.93	2/24/2027	—	—	—	—
	2/28/2018	9,801	—	—	5.93	2/28/2028	—	—	—	—
	11/7/2019	70,879	—	—	13.00	11/7/2029	—	—	—	—
	2/24/2021	20,604	896	—	16.99	2/24/2031	2,950	8,909	—	—
	3/31/2021	—	—	—	—	—	627	1,894	—	—
	2/23/2022	14,804	6,096	—	11.75	2/23/2032	6,100	18,422	—	—
	2/23/2023	12,100	14,300	—	10.50	2/23/2033	12,600	38,052	—	—
	3/2/2023	—	—	—	—	—	—	—	23,554	71,133
	2/23/2024	—	24,400	—	7.07	2/23/2034	16,700	50,434	—	—
(1)
Each stock option award has the same vesting schedule, which provides for 25% of the award to vest on the first anniversary of the grant date and the remaining 75% of the award to vest in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the recipient’s continuous service with us through the relevant vesting dates. In addition, the vesting of each stock option granted prior to November 7, 2019 is subject to full acceleration in the event of a change of control, subject to the recipient’s continuous service with us through the date of such transaction.

(2)
Each restricted stock unit award has the same vesting schedule, which provides for vesting of the award in four equal annual installments on each anniversary of the applicable grant date, subject to the recipient’s continuous service with us through the relevant vesting dates. Each award is subject to full acceleration if the applicable

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EXECUTIVE COMPENSATION (continued)
named executive officer is terminated by us without “cause” or by the named executive officer for “good reason” within the 12-month period following a change of control pursuant to each executive’s employment agreement, as discussed in more detail below.
(3)
The amounts shown in this column reflect the value of PSUs calculated by multiplying (i) the number of unvested and unearned shares of PSUs shares deliverable upon vesting and conversion of PSUs (at the threshold level of achievement) by (ii) the closing price of our Common Stock on Nasdaq on December 31, 2024, which was $3.02 per share. The PSUs shall vest upon the achievement of certain annual revenue and gross margin goals, subject to the named executive officers’ continued employment through the first to occur of (i) December 31, 2026, or (ii) the closing of a change in control transaction. The PSUs shall vest at target upon a change in control transaction. Each PSU represents the right to receive one share of Common Stock upon vesting.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with each of our named executive officers. We have entered into employment agreements with each of our named executive officers. Each employment agreement sets forth the named executive officer’s base salary and target annual bonus, which are subject to period adjustment, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
Severance Benefits Under the Employment Agreements
Under his employment agreement, if Mr. Koblish’s employment is terminated by us without “cause,” as defined below, or by Mr. Koblish for “good reason,” as defined below, and such determination does not occur within the 12-month period following a “change of control,” as defined below, Mr. Koblish will be eligible to receive the following payments and benefits, subject to Mr. Koblish’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations:
•
All accrued and unpaid base salary through the termination date, payable when such base salary would otherwise be paid according to our usual payroll practices;

•
Any accrued and unpaid annual bonus for the year preceding the year in which the termination occurred, payable when such annual bonus would have otherwise been paid;

•
12 months of base salary continuation; and

•
12 months continued provision of health, dental, and vision insurance.

If Mr. Koblish’s employment is terminated by us without “cause” or by Mr. Koblish for “good reason” within the 12-month period following a change of control, Mr. Koblish will be eligible to receive the following payments and benefits, subject to Mr. Koblish’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations:
•
All accrued and unpaid base salary through the termination date, payable when such base salary would otherwise be paid according to our usual payroll practices;

•
Any accrued and unpaid annual bonus for the year proceeding the year in which the termination occurred, payable when such annual bonus would have otherwise been paid;

•
18 months of base salary continuation;

•
18 months continued provision of health, dental, and vision insurance;

•
Payment of an amount equal to 150% of his then current target bonus, payable in installments over the 18-month period following his termination of employment;

•
Payment of a pro-rated portion of the annual bonus that Mr. Koblish would have earned for the year of termination (based on actual performance) had he remained employed, payable at the same time annual bonuses are paid generally to other executives of the Company for the relevant year; and

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 27

EXECUTIVE COMPENSATION (continued)
•
Acceleration in full of the vesting and exercisability of his then outstanding equity awards; provided that for any awards that vest in whole or in part based on the attainment of performance-vesting conditions, only the service-vesting conditions (if any) of such award shall be deemed satisfied, while the performance-vesting conditions of such award shall remain eligible to be achieved based upon actual performance over the remainder of the applicable performance period.

Under their respective employment agreements, if Mr. Cuca’s or Mr. Talmo’s employment is terminated by us without “cause,” or by the executive for “good reason,” and such termination does not occur within the 12-month period following a “change of control,” the executive will be eligible to receive, subject to his execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations, severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for salary and health, dental and vision insurance would be nine months rather than 12 months.
If Mr. Cuca’s or Mr. Talmo’s employment is terminated by us without “cause” or by the executive for “good reason” within the 12-month period following a change of control, the executive will be entitled to severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, including the equity acceleration described above, with the exception that the continuation period for salary and health, dental and vision insurance would be 12 months rather than 18 months and the executive would be entitled to a payment of an amount equal to 100% of his then current bonus target payable in installments over the 12-month period following his termination of employment, rather than 150% of his then current target bonus payable over 18- months.
For purposes of each of the employment agreements:
•
“cause” means (i) indictment, commission of, or the entry of a plea of guilty or no contest to, (A) a felony or (B) any crime (other than a felony) that causes us or our affiliates public disgrace or disrepute, or adversely affects our or our affiliates’ operations or financial performance or the relationship we have with our affiliates, customers and suppliers, (ii) commission of an act of gross negligence, willful misconduct, fraud, embezzlement, theft or material dishonesty with respect to us or any of our affiliates, (iii) a breach of the executive’s fiduciary duty of loyalty to us or any of our affiliates, (iv) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription), (v) material breach of any agreement with us or any of our affiliates, including the employment agreement, (vi) a material breach of any of our policies regarding employment practices, or (vii) refusal to perform the lawful directives of our Board, if not cured within 30 days following receipt by the executive from us of written notice thereof.

•
“good reason” generally means one or more of the following: (i) a material reduction in title, duties, authority or responsibilities, (ii) a material breach by us of the employment agreement, (iii) a material reduction in base salary or target annual incentive opportunity (excluding certain across-the-board salary reductions) and to which the executive has not given written consent, or (iv) any requirement following a change in control that the executive be based 50 miles or more from the facility where the executive is based prior to the change of control.

•
“change of control” generally means: (i) any sale, of all or substantially all of our assets or (ii) our acquisition by another entity by means of any transaction (including a series of related transactions, but excluding our sale of securities for the purpose of raising additional capital) whereby our stockholders of record immediately prior to such transaction hold, immediately after such transactions, 50% or less of the voting power of the surviving or acquiring entity.

PAY VERUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“Non-PEO NEOs”), and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For

28 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION (continued)
further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation.”
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR ($)(4)	Net Income ($ Millions)
2024	2,105,341	883,291	948,961	536,749	26.26	(37.8)
2023	2,366,371	1,164,751	1,011,199	550,486	57.57	(46.7)

(1)
Anthony Koblish was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023-2024
Robert Cuca
Paul Talmo

(2)
The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEO or the Non-PEO NEOs. The dollar amounts reported are the amounts of total compensation reported for our PEO and Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table, with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	2,105,341	(1,095,326)	(126,724)	883,291
2023	2,366,371	(1,334,847)	133,227	1,164,751
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	948,961	(324,494)	(87,718)	536,749
2023	1,011,199	(375,977)	(84,736)	550,486

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 29

EXECUTIVE COMPENSATION (continued)
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total-Inclusion of Equity Values for PEO ($)
2024	436,711	(486,651)	0	(76,784)	0	(126,724)
2023	803,641	(492,040)	0	(178,374)	0	133,227
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total-Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	129,326	(168,865)	0	(48,179)	0	(87,718)
2023	226,483	(241,156)	0	(70,063)	0	(84,736)

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

30 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION (continued)
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
5
4
3
2
1
0
100.00
57.57
26.26
1.2
0.6
0.9
0.5
$120
$100
$80
$60
$40
$20
$0
Company TSR (FYE 2021 Indexed to $100)
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
TELA Bio, Inc. TSR

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 31

EXECUTIVE COMPENSATION (continued)
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

32 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2023, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Sale of Distribution Rights to NIVIS® Fibrillar Collagen Pack
In March 2024, we sold our distribution rights for NIVIS Fibrillar Collagen Pack to MiMedx Group, Inc., or MiMedx, in exchange for an initial $5.0 million payment and additional future payments aggregating between a minimum of $3.0 million and a maximum of $7.0 million based on net sales of NIVIS over the next two years. As of the date of such transaction, EW Healthcare Partners 2-UGP, LLC (or certain of its affiliates) beneficially owned approximately 16.7% of our common stock and 19.3% of the common stock of MiMedx. To our knowledge, EW Healthcare Partners 2-UGP, LLC had no other direct or indirect interest in the transaction outside of its ownership interest in each of the parties.
2024 Public Offering
In October 2024, we completed an underwritten offering of 14,670,000 shares of our common stock, including full exercise of the underwriters’ overallotment option, resulting in net proceeds of approximately $42.9 million after deducting underwriting discounts, commissions and other offering expenses. Mr. Koblish, Mr. Cuca, Mr. Talmo and Mr. Firestone, each an executive officer of our company, participated in the offering and paid $199,998 for 88,888 shares of common stock, $144,999 for 64,444 shares of common stock, $49,999.50 for 22,222 for shares of common stock and $14,998.50 for 6,666 shares of common stock, respectively.
Other Transactions
We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements with our named executive officers, see the section titled “Executive Compensation — Employment Agreements.”
We have also granted stock options and restricted stock units to our named executive officers and directors. For a description of these awards, see the sections titled “Director Compensation” and “Executive Compensation.”
Indemnification Agreements
We have entered or intend to enter into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. This Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 33

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of the Related Party Transaction Policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board.

34 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights (a)	Weighted- average exercise price of outstanding options and other rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	1,806,034(3)	$10.83	1,912,825(4)
Equity compensation plans not approved by security holders(5)	313,149	11.43	—
Total	2,119,183	$10.92	1,912,825

(1)
Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.

(2)
These plans consist of our TELA Bio, Inc. 2012 Stock Incentive Plan, or 2012 Plan, TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan, or 2019 Plan, and our 2019 ESPP.

(3)
Does not include purchase rights accruing under the 2019 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)
As of December 31, 2024, (i) 1,345,582 shares remained available for future issuance under our 2019 Plan (which number excludes the annual evergreen increase described below) and (ii) 567,243 shares remained available for future issuance under our 2019 ESPP (which number includes shares subject to purchase during the current purchase period, which commenced on August 1, 2024, and the exact number of which will not be known until the end of the purchase period on January 31, 2025, but which number excludes the annual evergreen increase described below). No shares remained available for future issuance under the 2012 Plan as of December 31, 2024. The 2019 Plan contains an “evergreen” provision, pursuant to which, on or about December 1, 2020 and each anniversary of such date thereafter until the expiration of the plan, subject to prior approval by our Board in each instance, the maximum number of shares reserved for issuance under the 2019 Plan is increased by a number equal to the lesser of (i) 432,442 shares of common stock, (ii) 4% of the shares of common stock outstanding (on an as-converted basis) on December 31 of the immediately preceding fiscal year and (iii) such smaller number of shares of common stock as determined by the Board. Our 2019 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2019 ESPP to be added on or about December 1, 2020 and on each anniversary of such date thereafter prior to the termination of the 2019 Plan, in an amount equal to the to the lesser of (i) 107,887 shares of Common Stock, (ii) 1% of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year, and (iii) such smaller number of shares of Common Stock as determined by the Board.

(5)
Reflects grants of stock options and restricted stock units that were “inducement grants” as defined under Nasdaq Listing Rule 5635(c)(4). Inducement grants vest on substantially the same terms as the Company’s standard executive non-qualified stock option award agreement or restricted stock unit award agreement, as applicable, and otherwise will be subject to substantially similar terms and conditions as those established under the 2019 Plan although not granted thereunder.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 1, 2025, except to the extent indicated otherwise in the footnotes, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the “2024 Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.
The percentage of common stock outstanding is based on 39,551,098 shares of our common stock outstanding as of April 1, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 1, 2025 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
Greater than 5% Stockholders
Entities associated with EW Healthcare Partners, LLC(1)	4,110,709	10.4%
Laurence W. Lytton(2)	2,451,857	6.2%
Stonepine Capital Management, LLC(3)	2,353,099	5.9%
Nantahala Capital Management, LLC(4)	3,974,326	10.0%
AIGH Capital Management, LLC(5)	2,662,785	6.7%
SilverArc Capital Management, LLC(6)	3,065,649	7.8%
Named Executive Officers and Directors
Antony Koblish(7)	1,025,526	2.5
Roberto Cuca(8)	296,986	*
Paul Talmo(9)	227,510	*
Kurt Azarbarzin(10)	63,418	*
Federica O’Brien(11)	44,621	*
Vince Burgess(12)	60,874	*
Lisa Colleran(13)	44,621	*
Doug Evans(14)	44,621	*
Jeffrey Blizard(15)	2,842	*
All executive officers and directors as a group (10 persons)	1,922,520	4.7

*
Less than 1%

(1)
Consists of (i) 1,615,368 shares of common stock held by EW Healthcare Partners 2, L.P. (“EWHP”) and (ii) 2,495,341 shares of common stock held by EW Healthcare Partners 2-A, L.P. (“EWHPA” and, together with EWHP, the “Funds”), which is based on a Schedule 13G/A filed with the SEC on October 28, 2024. EW Healthcare Partners 2 GP, L.P. (“EWHP2 GP”) is the general partner of each of the Funds. EW Healthcare Partners 2-UGP, LLC (“EWHP2 General Partner” and, together with EWHP2 GP, the “General Partners”) is the general partner of EWHP2 GP. Each of the General Partners may be deemed to have beneficial ownership over the shares of common stock held by the Funds. EWHP2 GP

36 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
exercises investment and voting power through a management committee comprised of Martin P. Sutter, R. Scott Barry, Ronald Eastman and Petri Vainio. The business address for the Funds and the General Partners is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.
(2)
Consists of 2,451,857 shares of common stock held by Laurence W. Lytton, which is based on a Schedule 13G/A filed with the SEC on November 14, 2024. The business address for Lytton is 467 Central Park West, New York, NY 10025.

(3)
Consists of 2,353,099 shares of common stock, which is based on a Schedule 13G/A filed with the SEC on February 13, 2025. Stonepine Capital Management, LLC (“Stonepine”) and Stonepine GP, LLC (the “General Partner”) are the investment adviser and general partner, respectively, of Stonepine Capital, L.P. (the “Partnership”). Mr. Plexico is the control person of Stonepine and the General Partner. Each of Stonepine, the General Partner, the Partnership and Mr. Plexico disclaim beneficial ownership of the shares of common stock that they own except to the extent of that person’s pecuniary interest therein, and report shared voting and dispositive power over all of the reported shares. The business address for each of the parties is 919 NW Bond Street, Suite 204 Bend, OR 97703.

(4)
Consists of 3,974,326 shares of common stock held by Nantahala Capital Management, LLC (“Nantahala”), which is based on a Schedule 13G/A filed with the SEC on February 14, 2025. Nantahala may be deemed to be the beneficial owner of 3,974,326 shares of common stock held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Wilmot B. Harkey and Daniel Mack may be deemed to be a beneficial owner of those shares of common stock. The 3,974,326 shares of common stock includes 394,600 shares of common stock which may be acquired by Nantahala within 60 days of April 1, 2025 through the exercise of warrants. The business address for Nantahala is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(5)
Consists of 2,662,785 shares of common stock, which is based on a Schedule 13G/A filed with the SEC on January 31, 2025. AIGH Capital Management, LLC (“AIGH CM”) is an Advisor or Sub-Advisor with respect to shares of common stock held by AIGH Investment Partners, L.P. and WVP Emerging Manger Onshore Fund, LLC. AIGH Investment Partners, L.L.C.(“AIGH LLC”) is the direct owner of the shares. Mr. Hirschman is the Managing Member of AIGH CM and president of AIGH LLC, with respect to shares of common stock indirectly held by AIGH CM, directly held by AIGH LLC and directly held by Mr. Hirschman and his family. The business address of AIGH Investment Partners, L.P., AIGH Investment Partners LLC, and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, MD 21209.

(6)
Consists of 3,065,649 shares of common stock held by SilverArc Capital Management, LLC (“SilverArc”), which is based on a Schedule 13G filed with the SEC on February 12, 2025. Devesh Gandhi is the sole member of SilverArc and as such is deemed to be the beneficial owner of 3,065,649 shares of common stock. Clients of SilverArc have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. SilverArc Capital Alpha Fund I, L.P., a Delaware limited partnership for which SilverArc acts as an investment adviser, may be deemed to beneficially own 81,544 of these 3,065,649 shares of common stock. SilverArc Capital Alpha Fund II, L.P., a Delaware limited partnership for which SilverArc acts as an investment adviser, may be deemed to beneficially own 1,842,669 of these 3,065,649 shares of common stock. Squarepoint Diversified Partners Fund Limited, a Cayman Island exempted company for which SilverArc acts as investment adviser, may be deemed to beneficially own 622,487 of these 3,065,649 shares of common stock. Atom Master Fund L.P., a Cayman Islands exempted limited partnership for which SilverArc acts as investment adviser, may be deemed to beneficially own 302,824 of these 3,065,649 shares of common stock. Map 243 Segregated Portfolio, a Cayman Islands segregated portfolio company for which SilverArc acts as investment adviser, may be deemed to beneficially own 216,125 of these 3,065,649 shares of common stock. The business address of SilverArc and Gandhi is 20 Park Plaza, 4th Floor, Boston, MA 02116.

(7)
Consists of (i) 339,785 shares of common stock; (ii) 436 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 685,305 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(8)
Consists of (i) 114,450 shares of common stock; and (ii) 182,536 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(9)
Consists of (i) 61,370 shares of common stock; (ii) 204 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 165,936 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(10)
Consists of (i) 6,270 shares of common stock; and (ii) and 57,148 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(11)
Consists of (i) 6,270 shares of common stock; and (ii) 38,351shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(12)
Consists of (i) 11,130 shares of common stock; and (ii) 49,744 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
(13)
Consists of (i) 6,270 shares of common stock; and (ii) 38,351shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(14)
Consists of (i) 6,270 shares of common stock; and (ii) 38,351shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

(15)
Consists of (i) 2,842 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 1, 2025.

38 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

ITEMS TO BE VOTED ON
PROPOSAL 1:   ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2028
At the Annual Meeting, our stockholders will vote on the election of three Class III director nominees named in this Proxy Statement as directors, each to serve until our 2028 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Our Board has unanimously nominated Jeffrey Blizard, Vince Burgess and Federica O’Brien for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 39

ITEMS TO BE VOTED ON (continued)
PROPOSAL 2:   RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
The Audit Committee of the Board has appointed and engaged KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2025 fiscal year, and to perform audit-related services. KPMG has served as our independent registered public accounting firm since 2013.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for the 2025 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of KPMG to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of KPMG are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

40 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

ITEMS TO BE VOTED ON (continued)
PROPOSAL 3:    APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In prior years, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended; therefore, we were not required to hold a non-binding advisory vote on the compensation of our named executive officers, commonly known as a “Say-on-Pay” vote. Since we now no longer qualify as an “emerging growth company;” under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Although this is a non-binding advisory vote, because we value the opinion of our stockholders, our Board and our Compensation Committee will consider the outcome of the “Say-on-Pay” vote described in this Proposal No. 3 and the related “Say-on-Frequency” vote described in Proposal 4 of this proxy statement at the Annual Meeting, as well as feedback received throughout the year, when making compensation determinations for our executive officers in the future.
This vote is not intended to address any specific item of compensation, but rather the overall compensation our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed under the “Executive Compensation” section, the 2024 Summary Compensation Table, and the related narrative disclosure that accompanies the compensation tables contained in this proxy statement. Our Board and our Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Accordingly, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
This vote is advisory, and therefore not binding on us, the Board of Directors, or our compensation committee. However, our Board and Compensation Committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.
A majority of the votes properly cast FOR this proposal is required to approve, on an advisory basis, the compensation of our named executive officers. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 41

ITEMS TO BE VOTED ON (continued)
PROPOSAL 4:    APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act and Section 14A of the Exchange Act also provide that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should hold future Say-on-Pay votes. This is commonly known as a “Say-on-Frequency” proposal. We are asking our stockholders whether our future Say-on-Pay votes should occur every one, two, or three years. Stockholders may also abstain from voting.
Since losing our emerging growth company status on December 31, 2024, we are required to hold an advisory say-on-frequency vote every six years. This is the first time the Company’s stockholders are being provided with the opportunity to vote on the frequency of “say-on-pay” votes.
The vote on this proposal is advisory; therefore, it is not binding on the Company, our Board or our Compensation Committee. We may determine in the future that it is in the best interests of the Company and our stockholders to hold Say-on-Pay votes more or less frequently than the frequency indicated by stockholders in voting on this proposal or as currently recommended by our Board. However, we plan to consider the results of the vote on this proposal in determining the frequency of our Say-on-Pay votes because we value the opinions of our stockholders.
Currently, we believe that it is in the best interests of the Company and our stockholders to hold a Say-on-Pay vote every year, and this is the frequency recommended by our Board. We believe this frequency will enable our stockholders to vote, on a non-binding, advisory basis, on our most recent executive compensation practices and decisions as presented in our annual proxy statements, which will lead to greater transparency and more meaningful and timely communication between the Company and our stockholders regarding the compensation of our named executive officers. Accordingly, we ask our stockholders to indicate their preferred frequency of future advisory votes on the compensation of our named executive officers by voting, on a non-binding advisory basis, for every “one year,” “two years,” or “three years” (or abstaining from voting).
Stockholders will not be voting to approve or disapprove of the recommendation of our Board. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to adopt this resolution. If none of the three frequency options receives the vote of the holders of a majority of the votes cast, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes properly cast to be the frequency preferred by our stockholders. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal.

42 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

ITEMS TO BE VOTED ON (continued)
PROPOSAL 5:    APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE AUTHORIZED SHARES ISSUABLE UNDER THE 2019 PLAN BY 3,500,000 SHARES AND ELIMINATE THE “EVERGREEN” PROVISION
Overview
On April 3, 2025, or the Board Approval Date, our Board approved Amendment No. 1 to the TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan, or the 2019 Plan Amendment, subject to stockholder approval, and directed that the 2019 Plan Amendment be submitted to our stockholders for their approval. The 2019 Plan Amendment, if approved by stockholders, will amend the current TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”).
The terms of the 2019 Plan previously provided that, subject to certain adjustments, the maximum number of shares of Company common stock issuable under the plan was equal to the sum of: (i) 1,770,410 shares of our common stock and (ii) subject to the prior approval by our Board in each instance, an annual increase on or about December 1, 2020 and each anniversary of such date thereafter prior to the termination of the 2019 Plan, equal to the lesser of (A) 432,442 shares, (B) 4% of the shares of Company common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (C) such smaller number of our common stock as determined by our Board.
If the 2019 Plan Amendment is approved by stockholders, the number “1,770,410” in clause (i) in the preceding paragraph will be replaced with 4,845,582, representing the 1,345,582 shares previously reserved under the 2019 Plan through the January 1, 2025 annual increase and an increase by 3,500,000 shares of Company common reserved for issuance under the plan. To date in 2025, 54,550 shares of the Company’s common stock has been granted under the 2019 Plan. In addition, the 2019 Plan Amendment will remove clause (ii) in the preceding paragraph from the 2019 Plan, which will result in the removal of the plan’s annual evergreen reload feature going forward. The 2019 Plan Amendment will also (i) narrow the change in control definition by eliminating the Board’s discretion to determine a transaction constitutes a change in control, (ii) eliminate liberal share recycling, (iii) update the director compensation limits and (iv) extend the term of the 2019 Plan through the 10th anniversary of the Board Approval Date.
If this proposal is not approved by our stockholders, the 2019 Plan Amendment will not become effective and the 2019 Plan will remain in effect in accordance with its present terms. A copy of the 2019 Plan Amendment is attached to this proxy statement as Appendix A.
Need for Additional Shares
We believe our future success depends in part on our ability to attract, motivate, and retain high-quality officers, employees, consultants, advisors, and directors, and that the ability to provide additional equity-based awards under the 2019 Plan is critical to achieving this success. As of March 31, 2025, 525,112 shares remain available for future equity awards. If the 2019 Plan Amendment is not approved, it may jeopardize the Compensation Committee’s ability to achieve these objectives. The use of equity as part of our compensation program is also important to our continued success, because equity compensation aligns the interests of our officers, employees, directors and other grantees with the interests of our stockholders and promotes a focus on long-term value creation. Recent market volatility may lead to our use of more shares of our common stock to provide equity awards of sufficient value. In addition, without sufficient equity awards available to effectively attract, motivate and retain employees, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would then reduce the cash available for operations and other purposes.
Summary of Material Features of the 2019 Plan Amendment
•
The following is a summary of the material features of the 2019 Plan, as amended by the 2019 Plan Amendment, which is qualified in its entirety by reference to the actual text of the 2019 Plan as amended by the 2019 Plan Amendment (attached hereto as Appendix A).

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ITEMS TO BE VOTED ON (continued)
Administration
The 2019 Plan authorizes our Board to appoint a committee to administer and interpret the 2019 Plan; however, in its sole discretion, our Board may at any time and from time to time exercise any and all rights and duties of the committee except with respect to matters which under applicable law are required to be determined in the sole discretion of the committee. Our Board directors has designated our Compensation Committee to administer and interpret the plan. Except when limited by the terms of the 2019 Plan, our Compensation Committee has the authority to, among other things: select the individuals to whom awards are granted; determine the type of award to be granted; determine the number of shares, if any, to be covered by each award; establish the other terms and conditions of each award; approve forms of agreements for use under the 2019 Plan; and modify or amend each award. To the extent permitted by applicable law, our Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder.
Eligibility
2019 Plan participants are selected by our Compensation Committee, in their discretion, from among our employees, directors, consultants, and other service providers, or those of our affiliates; provided, however, that only employees of ours, or any parent or subsidiary of ours, are eligible to receive incentive stock options (ISOs). As of March 31, 2025, we and our affiliates had 209 employees, 7 directors, no consultants and no other service providers.
Shares of Our Common Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2019 Plan in connection with awards, or 2019 Plan Limit, is equal to 4,845,582 shares, all of which may be issued in respect of ISOs.
Any shares of common stock issued under the 2019 Plan may consist, in whole or in part, of authorized and unissued shares of our common stock or treasury shares. Any shares of our common stock issued by us through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the 2019 Plan Limit.
In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our shares of common stock, our Compensation Committee shall make appropriate adjustments or substitutions in the number and kind of shares that may be issued under the 2019 Plan, the number and kind of shares subject to outstanding awards, the exercise price, or base price applicable to outstanding awards, and/or any other affected terms and conditions of the 2019 Plan or outstanding awards, in each case as it determines appropriate and equitable.
Shares of our common stock subject to awards that expire, terminate, or are cancelled or forfeited for any reason (including, for avoidance of doubt, awards issued under the 2019 Plan before its amendment and restatement), as well as shares of our common stock withheld in settlement of a tax withholding obligation associated with an award or in satisfaction of the exercise price payable upon exercise of a stock option, will again be available for grant under the 2019 Plan. Notwithstanding the foregoing, the following shares of our common stock subject to an award that expire, terminate, or are cancelled or forfeited for any reason will not again be available for grant under the 2019 Plan: (i) shares of our common stock subject to an award that are tendered or held back upon an exercise of a stock option or a settlement of an award to cover the exercise price or tax withholding of such stock option or award, and (ii) shares of our common stock subject to stock appreciation rights (SARs) that are not issued in connection with the stock settlement of the SARs upon their exercise. In the event of a repurchase on the open market of our common stock subject to an award, such common stock will not be again available for grant under the 2019 Plan.
Non-employee directors (in their capacity as such) may not be granted cash compensation or any awards under the 2019 Plan in excess of (i) $1,000,000 in the first calendar year such individual becomes a non-employee director and (ii) $750,0000 in any other calendar (with the value of any equity awards based on the grant date fair value of such awards).

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Types of Awards
The 2019 Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights (SARs), (iii) restricted stock, (iv) restricted stock units (RSUs), and (v) cash or other stock based awards.
Stock Options
An option entitles the holder to purchase from us a stated number of shares of our common stock. An ISO may only be granted to an employee of ours or our eligible affiliates. Our Compensation Committee will specify the number of shares of our common stock subject to each option, the vesting conditions, and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of our common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of our common stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. Our Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares of our common stock based on the fair market value of such shares on the date the option is exercised or through means of “net settlement”, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. Our Compensation Committee may provide in the terms of the applicable award agreement that the participant may exercise the unvested portion of an option in whole or in part in exchange for restricted stock subject to the same vesting terms as the portion of the option so exercised and such additional terms and conditions as determined by our Compensation Committee. The maximum term of an option shall be determined by our Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of our common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights
A stock appreciation right represents the right to receive, upon exercise, any appreciation in a specified number of shares of our common stock over a particular time period. Our Compensation Committee will specify the terms of each stock appreciation right, including the number of shares of our common stock subject thereto, the vesting conditions, and the base price; provided that the base price of a stock appreciation right shall not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of a stock appreciation right shall be determined by our Compensation Committee on the date of grant, but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of our common stock, or a combination of both, at our Compensation Committee’s discretion.
Effect of Termination of Service on Options or SARs
Unless otherwise provided by our Compensation Committee at or after grant, any portion of an option or stock appreciation right that is not exercisable at the time of termination of service shall expire and automatically be forfeited on the termination date. If a participant terminates service with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period expiring (i) at such time as may be specified by our Compensation Committee at or after grant, (ii) if not specified by our Compensation Committee at or after grant, twelve months from the termination date, or (iii) if sooner, the expiration of the stated term. If a participant terminates service with us (or our affiliates) for cause (as defined in the 2019 Plan) or if a participant resigns at a time that there was a cause basis for the participant’s termination, (a) all unexercised options and stock appreciation rights (whether vested or unvested) shall expire and automatically be forfeited on the termination date, and (b) any

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ITEMS TO BE VOTED ON (continued)
shares of our common stock in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If a participant terminates service with us (or our affiliates) for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period expiring (x) at such time as may be specified by our Compensation Committee at or after grant, (y) if not specified by our Compensation Committee at or after grant, 90 days from the termination date, or (z) if sooner, the expiration of the stated term.
Restricted Stock
A restricted stock award is a grant of shares of our common stock, which are subject to forfeiture restrictions during a restriction period. Our Compensation Committee will determine the price, if any, to be paid by the participant for each share of our common stock subject to a restricted stock award. If the specified vesting conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying shares of our common stock will be forfeited to us. At the end of the restriction period, if the vesting conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote shares of restricted stock and receive dividends with respect to restricted stock, provided that our Compensation Committee may specify that any such dividends are subject to the same vesting schedule as restricted stock in respect of which the dividends are paid. Unless otherwise provided in an award agreement or determined by our Compensation Committee, upon a termination of service, a participant will forfeit any portion of the participant’s restricted stock awards that then remains subject to forfeiture restrictions.
Restricted Stock Units
An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our common stock. An RSU may be settled in shares of our common stock, cash, or a combination of both, at the discretion of our Compensation Committee. Unless otherwise provided in an award agreement or determined by our Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash or Other Stock Based Awards
Cash or other stock based awards (including awards to receive unrestricted shares of our common stock or immediate cash payments) may be granted to participants. Our Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, performance goals, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in cash, shares of our common stock, or a combination of both, at the discretion of our Compensation Committee.
Change in Control
Upon or in anticipation of a change in control (as defined in the 2019 Plan), our Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all shares of our common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the shares of our common stock subject to the option or stock appreciation right over the exercise or base price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any

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consideration); and/or (vii) take such other action as our Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of our Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or to earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither our Board nor our Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2019 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the 2019 Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the 2019 Plan.
Miscellaneous
Generally, awards granted under the 2019 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares of our common stock covered by options, stock appreciate rights or RSUs, unless and until such awards are settled in shares of our common stock of common stock.
Amendment
The 2019 Plan may be amended at any time by our Board, subject to stockholder approval to the extent required by applicable law or exchange listing requirements. Under current Nasdaq rules, stockholder approval is required for “material” plan amendments, such as: (i) a material increase in the number of shares issuable under the plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) an extension of the duration of a plan; (iii) a material expansion of the class of participants eligible to participate in the plan; and (iv) an expansion in the types of awards issuable under the plan.
Term of the Plan
If Amendment No. 1 to the 2019 Plan is approved at the 2025 Annual Meeting, the 2019 Plan will terminate on April 3, 2035.
Federal Income Tax Consequences Relating to Awards Under the 2019 Plan
Certain Federal Income Tax Consequences of the 2019 Plan.
The following is a brief summary of the principal federal income tax consequences of awards under the 2019 Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.
Incentive Stock Option.
A participant does not recognize taxable income either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the shares and the exercise price is treated as an item of tax adjustment for purposes of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant nor within one year from the date of exercise of that incentive stock option), then the participant will be taxed only upon the sale of such shares, and any gain then realized will be taxable as long term capital gain.

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ITEMS TO BE VOTED ON (continued)
The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding equirements are met, on the sale of the underlying shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction for the Company.
Nonqualified Stock Option.
If nonqualified stock options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Stock Appreciation Right.
No income will be realized by the participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received or the fair market value on the date of issuance of any shares received upon the exercise of a SAR. The Company will then generally be entitled to a congruent and contemporaneous tax deduction.
Restricted Stock.
Except as described in the following paragraph, a grant of restricted stock does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
A participant may elect to recognize taxable ordinary income at the time restricted stock is awarded in amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the IRS and the Company within 30 days following the date of grant and must be filed with the federal income tax return for the taxable year in which such award occurs. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Restricted Stock Units.
If a participant is granted a RSU, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a RSU, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Other Awards.
The payment of cash or the issuance of unrestricted shares in settlement of any other 2019 Plan award will generally give rise to ordinary income, at the time of payment or issuance, equal to the amount of cash paid or the value of the shares issued. The Company will generally be entitled to a congruent and contemporaneous tax deduction. Any

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subsequent appreciation in the value of any shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Code Section 162(m).
Section 162(m) of the Code limits a public company’s federal income tax deductions to $1,000,000 per year for compensation paid to certain current or former executive officers. Our ability to claim otherwise available tax deductions for 2019 Plan awards may be limited by this law.
Excess Parachute Payments.
The issuance, vesting or settlement of 2019 Plan awards in connection with a change in effective control or change in a substantial portion of our assets, when considered together with other transaction-related payments, may cause part or all of the consideration involved to be treated as “excess parachute payments” under Section 280G the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Stock Price Information
As of March 31, 2025, the closing price per share of Company’s common stock was $1.22.
New Plan Benefits
Because the grant of awards under the 2019 Plan, as amended by the 2019 Plan Amendment, is at the discretion of the Compensation Committee and our Board of Directors, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2019 Plan.
Plan Benefits
In accordance with SEC rules, the following table lists all options granted to the individuals and groups indicated below since the adoption of the 2019 Plan:
Number of Shares Subject to Stock Options
Antony Koblish President and CEO	571,400
Roberto Cuca Chief Operating Officer and Chief Financial Officer	180,800
Paul Talmo Chief Technology Officer	149,300
All Executive Officers as a group (4 persons)	997,400
All current directors who are not executive officers as a group	148,025
Each nominee for election as a director (not including current directors)	—
Each associate of any such directors, executive officers or nominees	—
Each other person who received 5% of such options	—
All employees, including all current officers who are not executive officers, as a group	289,570
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of votes cast is required to approve the 2019 Plan Amendment. Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal.

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ITEMS TO BE VOTED ON (continued)
The Board of Directors unanimously recommends voting “FOR” Proposal No. 5 to approve the 2019 Plan Amendment.

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ITEMS TO BE VOTED ON (continued)
PROPOSAL 6:    APPROVAL OF AN AMENDMENT OF OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS AS PERMITTED BY DELAWARE LAW
Background
The State of Delaware, which is our state of incorporation, enacted legislation that enables Delaware corporations to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or DGCL. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage current or prospective officers from serving. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be impacted, and the benefits our Board believes would accrue to us by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.
Our Board balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of us and our stockholders to amend our Fourth Amended and Restated Certificate of Incorporation to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Fourth Amended and Restated Certificate of Incorporation as the “Charter Amendment” herein.
Text of Proposed Officer Exculpation Amendment
Our Fourth Amended and Restated Certificate of Incorporation currently provides for the exculpation of directors pursuant to and consistent with DGCL Section 102(b)(7), but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend our Fourth Amended and Restated Certificate of Incorporation to add new Article XI, which would state:
“Article XI — Limitation of Liability
To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
Any amendment, repeal or modification of this Article XI by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such

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ITEMS TO BE VOTED ON (continued)
amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
The proposed Certificate of Amendment to the Certificate of Incorporation, or the Certificate of Amendment, reflecting the foregoing Charter Amendment is attached as Appendix B to this Proxy Statement.
Reasons for the Proposed Charter Amendment
The rationale of our Board for recommending this amendment is to balance stockholders’ interest in accountability with their interest in the company being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of our Board. Our Board considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. Our Board believes that limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
For the reasons stated above, on April 3, 2025, our Board determined that the proposed Charter Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed Charter Amendment would better position us to attract top officer candidates, retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.
Additionally, it would align the protections for our officers with those protections currently afforded to our directors. The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Timing and Effect of the Charter Amendment
If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the proposed addition of Article XI containing the Charter Amendment, the remainder of our Certificate of Incorporation, will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our Board may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

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ITEMS TO BE VOTED ON (continued)
PROPOSAL 7:    APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSALS 5 AND 6
In the event that the number of shares of common stock present virtually or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposals 5 and 6 in this Proxy Statement are insufficient to approve such proposals, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposals. If our stockholders approve this proposal, we could adjourn the Annual Meeting without a vote on Proposals 5 and 6 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposals.

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OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2026 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 18, 2025, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2025 Annual Meeting of Stockholders. If we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Corporate Secretary at TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2025 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination, in writing at 1 Great Valley Parkway, Suite 24, Malvern, PA 19355, no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2026 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than January 28, 2026 and no later than the close of business on February 27, 2026. However, if we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
In addition, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in the timeline provided under our Bylaws.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his or her discretion, to forward communications on a more
54 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

OTHER INFORMATION (continued)
expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
AVAILABILITY OF MATERIALS
Our 2024 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.telabio.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Corporate Secretary, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. In addition, it is available to beneficial and record holders of our common stock at www.edocumentview.com/TELA.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 55

APPENDIX A
TELA BIO, INC.
AMENDMENT NO. 1 TO
AMENDED AND RESTATED 2019 EQUITY
INCENTIVE PLAN
WHEREAS, the Board of Directors of TELA Bio, Inc., a Delaware corporation (the “Company”) approved and adopted the Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”) of the Company on April 20, 2020; and
WHEREAS, the Board of Directors and the stockholders of the Company have determined that it is in the best interest of the Company to amend the 2019 Plan as set forth in this Amendment No. 1 (this “2019 Plan Amendment”).
NOW, THEREFORE, the 2019 Plan is amended as follows:
1.
Amendment of the 2019 Plan

1.01.
Section 1(h) of the 2019 Plan is hereby amended and restated in its entirety to read as follows:

“(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; or (v) a liquidation or dissolution of the Company.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.”
1.02.
Section 3(a) of the 2019 Plan is hereby amended and restated in its entirety to read as follows:

“(a)   Shares Subject to the Plan.   Subject to adjustments as provided in Section 3(c) of the Plan, the maximum number of shares that may be issued in respect of Awards under the Plan is 4,845,582 Shares (the “Plan Limit”), all of which Shares may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded (under this Plan and all other cash compensation paid by the Company) to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | A-1

APPENDIX A (continued)
exceed $1,000,000 in the first calendar year an individual becomes a Non-Employee Director and (ii) $750,000 in any other calendar year. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.”
1.03.
Section 3(b) of the 2019 Plan is hereby amended and restated in its entirety to read as follows:

“(b)   Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is cancelled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Notwithstanding the foregoing, the following Shares shall not be added to the Shares authorized for grant under the Plan: (i) Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding and (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan.”
1.04.
Section 19 of the 2019 Plan is hereby amended and restated in its entirety to read as follows:

“Section 19. Term of the Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of April 3, 2025, and no Awards under the Plan shall thereafter be granted.”
2.
Miscellaneous

2.01.
Effect.   Except as amended hereby, the 2019 Plan shall remain in full force and effect.

2.02.
Defined Terms.   All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the 2019 Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.
Governing Law.   This Amendment shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflict of laws.

ADOPTED BY BOARD OF DIRECTORS:
April 3, 2025

APPROVED BY STOCKHOLDERS:
[•], 2025

A-2 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

APPENDIX B
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION OF
TELA BIO, INC.
TELA Bio, Inc. (the “Corporation”), a corporation organized and existing under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:
1.
The name of this corporation is TELA Bio, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 17, 2012. Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”).

2.
This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3.
The Charter is hereby amended by adding a new Article XI, which would state:

Article XI
Limitation of Liability
To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b). Any amendment, repeal or modification of this Article XI by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification. All other provisions of the Charter shall remain in full force and effect.
[Remainder of Page Intentionally Left Blank]
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | B-1

APPENDIX B (continued)
IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this [ ] day of [ ], 2025.
TELA BIO, INC.
By:
Antony Koblish
President and Chief Executive Officer

B-2 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PRELIMINARY PROXY CARD-SUBJECT TO COMPLETION
4. To approve, on a non-binding, advisory basis, thepreferred frequency of future advisory votes onthe compensation of the Company’s namedexecutive officers.Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X.1 YR2 YRS3 YRSAbstain1UPXMark here to vote FOR all nominees01 – Jeffrey Blizard 02 – Vince Burgess 03 – Federica O’BrienMark here to WITHHOLD vote from all nomineesFor All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. Sample CompanyProposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3, 5, 6 and 7, and 1 YEAR on Proposal 4.A044BPB2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025.3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.1. Election of Directors:ForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below.Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B2025 Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q5. To approve an amendment to the TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan to, among other things, increase the authorized shares issuable thereunder by 3,500,000 shares and eliminate the “evergreen” provision.ForAgainstAbstain6. To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law.7. To approve an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposals 5 and 6.ForAgainstAbstainForAgainstAbstainMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345648016If no electronic voting,delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD .000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext2024MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TMMMMMMMYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/TELA or scan the QR code — login details are located in the shaded bar below.Your vote matters – here’s how to vote!Save paper, time and money!Sign up for electronic delivery at www.envisionreports.com/TELAPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/TELANotice of 2025 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — May 28, 2025Antony Koblish & Roberto Cuca, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of TELA Bio, Inc. to be held on May 28, 2025 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed, FOR Proposals 2, 3, 5, 6 and 7, and 1 YEAR on Proposal 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)TELA Bio, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below.Comments — Please print your comments below.We encourage you to access and review all of the important information contained in the proxy materials before voting.The 2025 proxy statement and 2024 Annual Report to stockholders are available at www.envisionreports.com/TELA2025 Annual Meeting Admission2025 Annual Meeting of TELA Bio, Inc.May 28, 2025, 10:00 AM ESTThis year’s annual meeting will be conducted online.Please visit the website https://agm.issuerdirect.com/telato register to attend the virtual meeting.